Exhibit 99.1
Boston Private Financial Holdings, Inc. Reports Second Quarter 2012 Results
Second Quarter Highlights:

•	Strong loan growth: Total Loans increased 5% to $5.1 billion in the quarter and increased 15% year-over-year.

•
Net Interest Income increases: Net Interest Income increased 4% to $46.6 million in the quarter and increased 1% year-over-year. Net Interest Margin increased 8 basis points on a linked quarter basis to 3.35%.

•	Provision decreases: Provision for Loan Losses was $1.7 million in the quarter, down from $4.0 million in the first quarter of 2012.

•	Expenses decrease: Operating Expenses declined 1% to $55.3 million in the quarter and declined 9% year-over-year. The Efficiency Ratio was 72%, down from 78% one year ago.
Boston, MA - July 18, 2012 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2012 GAAP Net Income Attributable to the Company of $14.2 million, compared to GAAP Net Income Attributable to the Company of $9.5 million in the first quarter of 2012. BPFH reported second quarter diluted earnings per share of $0.17 compared to diluted earnings per share of $0.11 in the first quarter of 2012.
On a year-over-year basis, GAAP Net Income Attributable to the Company decreased from $14.5 million in the second quarter of 2011. Earnings per share were flat on a year-over-year basis.
“While the yield environment remains challenging, our results show continued progress in our efforts to steadily build profitability,” said CEO and President Clayton G. Deutsch. “Our results reflect revenue growth, albeit below target growth rates due to the macro environment. We also continue to benefit from expense management initiatives, and a Provision for Loan Losses which reflects much improved credit quality. Our Return on Equity is now near 10%, and we continue to accumulate Tangible Common Equity.”
“We completed our restructuring program before the end of June, keeping our promise to bring all merger-related conversion and consolidation efforts to a close by the end of the first half of 2012. We are now shifting our attention to driving additional profitability gains across our Wealth Management and Private Banking businesses,” concluded Mr. Deutsch.
Revenue Growth Driven By Increase in Spread-Based Revenues and Fees
Net Interest Income in the second quarter was $46.6 million, up 4% from $44.8 million in the first quarter of 2012. Year-over-year, Net Interest Income increased 1% from $46.0 million. Fees and Other Income for the second quarter increased 2% to $28.0 million. On a year-over-year basis, Fees and Other Income decreased 9% from $30.7 million due primarily to fewer non-core gains in the second quarter of 2012 compared to the second quarter of 2011.
Net Interest Margin was 3.35% in the second quarter, up 8 basis points from 3.27% in the first quarter of 2012. Recovery of nonaccrual interest income and pre-payment penalties had a positive impact on Net Interest Margin in the quarter. On a year-over-year basis, Net Interest Margin increased five basis points from 3.30%.
Total Assets Under Management/Advisory (“AUM”) decreased to $19.1 billion, down 1% from $19.3 billion in the first quarter of 2012. AUM was flat with the second quarter of 2011. The Company experienced second quarter 2012 AUM net inflows of $16 million, as compared to AUM net inflows of $84 million in the first quarter of 2012. AUM net outflows for the second quarter of 2011 were ($147) million.
Operating Expenses Decrease in Q2
Operating Expenses (excluding restructuring costs of $0.6 million) in the second quarter were $54.7 million, down 1% from $55.5 million (excluding restructuring costs of $0.1 million) on a linked quarter basis. On a year-over-year basis, Operating Expenses (excluding restructuring costs of $4.3 million) were down 3% from $56.6 million.
“We are pleased with the decline in Operating Expenses on a year-over-year basis, largely reflecting the successful efforts of our bank restructuring program,” said David J. Kaye, Chief Financial Officer.
Provision Declines in Q2
Provision for Loan Losses in the second quarter was $1.7 million, down from $4.0 million in the first quarter of 2012. On a year-over-year basis, Provision for Loan Losses increased from a credit of ($2.2) million in the second quarter of 2011.

Nonaccrual Loans (“Nonaccruals”) decreased 7% to $67.4 million on a linked quarter basis. On a year-over-year basis, Nonaccruals declined 16% from $79.9 million. As a percentage of Total Loans, Nonaccruals were 1.32% in the second quarter of 2012, down 18 basis points from 1.50% in the first quarter of 2012. On a year-over-year basis, Nonaccruals as a percentage of Total Loans declined 49 basis points from 1.81%.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	June 30, 2012	March 31, 2012	June 30, 2011
Total Criticized Loans	$298.6	$306.2	$339.8
Total Loans 30-89 Days Past Due and Accruing	$14.2	$21.4	$6.5
Total Net Loans (Charged-off)/ Recovered	$(0.5)	$(2.2)	$0.7
Allowance for Loan Losses/ Total Loans	1.95%	2.02%	2.24%
Regulatory Capital Increases in Q2 Due to Sale of Davidson Trust Company
In the second quarter of 2012, the Company closed on the sale of Davidson Trust Company to Bryn Mawr Bank Corporation. This transaction resulted in a one-time gain of approximately $0.8 million that flowed through discontinued operations in the second quarter of 2012. In addition, there is an estimated $2.2 million in additional consideration to be paid over an 18-month period contingent on future levels of assets under management.
Capital ratios are listed below on a linked quarter and year-over-year basis:

	June 30, 2012	March 31, 2012	June 30, 2011
Total Risk-Based Capital *	14.3%	14.4%	15.2%
Tier I Risk-Based Capital *	12.2%	12.0%	12.1%
Tier I Leverage Capital *	9.3%	8.8%	8.1%
TCE/TA	7.4%	7.2%	6.9%
TCE/Risk Weighted Assets *	9.9%	9.8%	10.2%

*	June 30, 2012 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of the second quarter 2012 earnings, the Board of Directors of the Company declared a cash dividend to shareholders of $0.01 per share. The record date for this dividend is August 16, 2012, and the payment date is August 30, 2012.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as the TCE/TA and TCE/Risk Weighted Assets ratios, and Operating Expenses excluding restructuring charges, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, July 19, to discuss the financial results in more detail. To access the call:
Dial In #: (866) 843-0890
International Dial In #: (412) 317-9250
Elite Entry Number: 0616713
Replay Information:
Available from July 19, 2012 at 12 noon until July 27, 2012
Dial In #: (877) 344-7529
International Dial In #: (412) 317-0088
Conference Number: 10016166
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.
Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization with Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles, San Francisco and Seattle. The Company has a $6 billion Private Banking balance sheet, and manages over $19 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a locally operated and wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.

CONTACT:
Jeanne Hess
Assistant Vice President, Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3798
jhess@bostonprivate.com

Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2012	March 31, 2012	June 30, 2011
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$102,826	$131,136	$472,035
Investment securities available for sale	734,362	825,614	791,085
Loans held for sale	12,336	3,727	4,625
Total loans	5,091,128	4,849,048	4,410,440
Less: Allowance for loan losses	99,054	97,902	98,742
Net loans	4,992,074	4,751,146	4,311,698
Other real estate owned (“OREO”)	3,054	3,886	14,485
Stock in Federal Home Loan Banks	43,089	42,639	44,785
Premises and equipment, net	28,919	29,432	27,168
Goodwill	110,180	110,180	110,180
Intangible assets, net	26,389	27,479	30,814
Fees receivable	8,363	9,042	8,481
Accrued interest receivable	16,667	16,968	16,881
Deferred income taxes, net	64,968	66,105	77,182
Other assets	121,016	120,318	118,091
Assets of discontinued operations (1)	—	10,890	10,268
Total assets	$6,264,243	$6,148,562	$6,037,778
Liabilities:
Deposits	$4,595,758	$4,602,451	$4,551,319
Securities sold under agreements to repurchase	100,842	108,551	122,448
Federal funds purchased	85,000	—	—
Federal Home Loan Bank borrowings	616,749	582,551	523,695
Junior subordinated debentures	174,397	178,645	188,645
Other liabilities	96,654	91,827	90,042
Liabilities of discontinued operations (1)	—	1,392	1,449
Total liabilities	5,669,400	5,565,417	5,477,598
Redeemable Noncontrolling Interests	19,221	21,604	21,210
The Company’s Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares;
Series B, issued and outstanding (contingently convertible): 401 shares at June 30, 2012, March 31, 2012, and June 30, 2011; liquidation value: $100,000 per share	58,089	58,089	58,089
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 78,822,462 shares at June 30, 2012; 78,151,609 shares at March 31, 2012; and 77,942,074 shares at June 30, 2011	78,822	78,152	77,942
Additional paid-in capital	641,992	642,276	654,297
Accumulated deficit	(206,351)	(220,512)	(254,758)
Accumulated other comprehensive income	3,070	3,536	3,400
Total shareholders’ equity	575,622	561,541	538,970
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,264,243	$6,148,562	$6,037,778

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$53,402	$51,946	$54,577	$105,349	$107,148
Taxable investment securities	1,078	1,256	1,393	2,335	2,773
Non-taxable investment securities	752	848	928	1,600	2,017
Mortgage-backed securities	1,604	1,603	1,841	3,206	3,648
Federal funds sold and other	72	149	281	221	600
Total interest and dividend income	56,908	55,802	59,020	112,711	116,186
Interest expense:
Deposits	4,435	4,903	6,301	9,338	12,951
Federal Home Loan Bank borrowings	3,747	3,945	4,261	7,692	8,653
Junior subordinated debentures	1,690	1,752	1,905	3,443	3,797
Repurchase agreements and other short-term borrowings	440	434	519	874	1,040
Total interest expense	10,312	11,034	12,986	21,347	26,441
Net interest income	46,596	44,768	46,034	91,364	89,745
Provision/ (credit) for loan losses	1,700	4,000	(2,190)	5,700	11,160
Net interest income after provision for loan losses	44,896	40,768	48,224	85,664	78,585
Fees and other income:
Investment management and trust fees	15,484	15,238	16,337	30,722	32,420
Wealth advisory fees	9,183	9,236	8,616	18,419	17,049
Other banking fee income	984	1,017	1,287	2,000	2,520
Gain on repurchase of debt	715	879	1,838	1,594	1,838
Gain on sale of investments, net	839	13	167	853	586
Gain on sale of loans, net	430	421	1,125	851	1,511
Gain/(loss) on OREO, net	366	(41)	844	325	954
Other	8	691	438	699	2,230
Total fees and other income	28,009	27,454	30,652	55,463	59,108
Operating expense:
Salaries and employee benefits	34,471	36,912	34,775	71,383	70,411
Occupancy and equipment	7,931	7,265	7,332	15,196	14,560
Professional services	3,021	2,939	5,284	5,960	10,427
Marketing and business development	1,779	1,329	1,863	3,108	3,297
Contract services and data processing	1,355	1,188	1,219	2,543	2,353
Amortization of intangibles	1,090	1,090	1,397	2,181	2,555
FDIC insurance	982	849	1,294	1,831	3,530
Restructuring expense	564	135	4,304	699	6,286
Other	4,142	3,920	3,442	8,061	7,552
Total operating expense	55,335	55,627	60,910	110,962	120,971
Income/(loss) before income taxes	17,570	12,595	17,966	30,165	16,722
Income tax expense/(benefit)	5,240	3,851	4,197	9,091	4,017
Net income/(loss) from continuing operations	12,330	8,744	13,769	21,074	12,705
Net income/(loss) from discontinued operations (1)	2,590	1,554	1,553	4,144	3,216
Net income/(loss) before attribution to noncontrolling interests	14,920	10,298	15,322	25,218	15,921
Less: Net income/ (loss) attributable to noncontrolling interests	759	793	777	1,552	1,525
Net income/(loss) attributable to the Company	$14,161	$9,505	$14,545	$23,666	$14,396

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
PER SHARE DATA:	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
	(In thousands, except share and per share data)
Calculation of Income/(Loss) for EPS:
Net income/(loss) attributable to the Company	$14,161	$9,505	$14,545	$23,666	$14,396
Adjustments to Net Income/(Loss) Attributable to the Company to Arrive at Net Income/(Loss) Attributable to Common Shareholders (3)	71	(178)	(225)	(107)	(518)
Net Income/(Loss) Attributable to the Common Shareholders	14,232	9,327	14,320	23,559	13,878
LESS: Amount allocated to participating securities	(1,471)	(932)	(1,465)	(2,402)	(1,325)
Net Income/(Loss) Attributable to the Common Shareholders, after allocation to participating securities	$12,761	$8,395	$12,855	$21,157	$12,553

End of Period Common Shares Outstanding	78,822,462	78,151,609	77,942,074

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	85,099,821	84,859,038	84,297,014	84,980,095	83,913,178
LESS: Participating securities	(9,295,848)	(9,226,058)	(9,102,327)	(9,261,146)	(8,979,120)
PLUS: Dilutive potential common shares	701,119	799,871	158,492	714,158	278,591
Weighted Average Diluted Shares (2)	76,505,092	76,432,851	75,353,179	76,433,107	75,212,649

Diluted Total Earnings/(Loss) per Share	$0.17	$0.11	$0.17	$0.28	$0.17

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2012	March 31, 2012	June 30, 2011
FINANCIAL DATA:
Book Value Per Common Share	$6.57	$6.44	$6.17
Tangible Book Value Per Share (4)	$5.26	$5.05	$4.76
Market Price Per Share	$8.93	$9.91	$6.58

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$3,680,000	$3,696,000	$3,739,000
Investment Managers	7,982,000	8,047,000	8,295,000
Wealth Advisory	7,474,000	7,579,000	7,175,000
Less: Inter-company Relationship	(19,000)	(20,000)	(20,000)
Assets Under Management and Advisory of Continuing Operations	$19,117,000	$19,302,000	$19,189,000
Assets Under Management and Advisory of Discontinued Operations (1)	—	1,137,000	1,009,000
Total Assets Under Management and Advisory	$19,117,000	$20,439,000	$20,198,000

FINANCIAL RATIOS:
Total Equity/Total Assets	9.19%	9.13%	8.93%
Tangible Common Equity/Tangible Assets (4)	7.39%	7.19%	6.88%
Tangible Common Equity/Risk Weighted Assets (4)	9.87%	9.78%	10.22%
Allowance for Loan Losses/Total Loans	1.95%	2.02%	2.24%
Allowance for Loan Losses/Nonaccrual Loans	147%	135%	124%
Return on Average Assets - Three Months Ended (Annualized)	0.92%	0.62%	0.96%
Return on Average Equity - Three Months Ended (Annualized)	9.96%	6.74%	10.98%
Efficiency Ratio - Three Months Ended (Annualized)	72.42%	75.14%	77.58%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	March 31, 2012	June 30, 2011
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$337,933	$376,206	$365,043	$1,078	$1,256	$1,393	1.28%	1.34%	1.53%
Non-taxable investment securities (5)	186,030	194,410	187,379	1,174	1,323	1,401	2.52%	2.72%	2.99%
Mortgage-backed securities	245,043	251,989	228,578	1,604	1,603	1,841	2.62%	2.54%	3.22%
Federal funds sold and other	122,977	130,771	461,832	72	149	281	0.24%	0.46%	0.24%
Total Cash and Investments	891,983	953,376	1,242,832	3,928	4,331	4,916	1.76%	1.82%	1.58%
Loans: (6)
Commercial and Construction (5)	2,691,458	2,591,377	2,400,681	34,470	32,693	33,819	5.15%	5.07%	5.49%
Residential Mortgage	1,926,628	1,857,838	1,742,769	17,979	17,826	19,131	3.73%	3.84%	4.39%
Home Equity and Other Consumer	292,353	320,160	316,268	2,336	2,760	2,983	3.23%	3.45%	3.76%
Total Loans	4,910,439	4,769,375	4,459,718	54,785	53,279	55,933	4.48%	4.48%	4.94%
Total Earning Assets	5,802,422	5,722,751	5,702,550	58,713	57,610	60,849	4.06%	4.04%	4.21%
LESS: Allowance for Loan Losses	100,236	97,471	103,233
Cash and due From Banks (Non-Interest Bearing)	73,153	112,844	31,690
Other Assets (7)	405,190	427,083	460,181
TOTAL AVERAGE ASSETS	$6,180,529	$6,165,207	$6,091,188
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$501,759	$533,075	$517,271	$201	$331	$358	0.16%	0.25%	0.28%
Money Market	2,067,625	1,983,558	1,910,004	2,147	2,136	2,787	0.42%	0.43%	0.59%
Certificates of Deposit	837,295	898,458	1,029,713	2,087	2,436	3,156	1.00%	1.09%	1.23%
Total Deposits	3,406,679	3,415,091	3,456,988	4,435	4,903	6,301	0.52%	0.58%	0.73%
Junior Subordinated Debentures	177,566	180,817	192,416	1,690	1,752	1,905	3.77%	3.83%	3.96%
FHLB Borrowings and Other	707,315	709,611	644,084	4,187	4,379	4,780	2.34%	2.44%	2.94%
Total Interest-Bearing Liabilities	4,291,560	4,305,519	4,293,488	10,312	11,034	12,986	0.96%	1.02%	1.21%
Noninterest Bearing Demand Deposits	1,190,428	1,167,623	1,128,330
Payables and Other Liabilities (7)	109,578	106,536	118,707
Total Average Liabilities	5,591,566	5,579,678	5,540,525
Redeemable Noncontrolling Interests	20,254	21,701	20,613
Average Shareholders' Equity	568,709	563,828	530,050
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,180,529	$6,165,207	$6,091,188
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$48,401	$46,576	$47,863
LESS: FTE Adjustment (5)				1,805	1,808	1,829
Net Interest Income (GAAP Basis)				$46,596	$44,768	$46,034
Interest Rate Spread							3.10%	3.02%	3.00%
Net Interest Margin							3.35%	3.27%	3.30%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$357,533	$361,988	$2,335	$2,773	1.31%	1.52%
Non-taxable investment securities (5)	190,220	194,789	2,497	3,043	2.63%	3.12%
Mortgage-backed securities	248,516	231,887	3,206	3,648	2.58%	3.15%
Federal funds sold and other	126,477	497,028	221	600	0.35%	0.24%
Total Cash and Investments	922,746	1,285,692	8,259	10,064	1.79%	1.57%
Loans: (6)
Commercial and Construction (5)	2,641,302	2,423,320	67,164	66,134	5.11%	5.42%
Residential Mortgage	1,892,347	1,714,044	35,806	37,860	3.78%	4.42%
Home Equity and Other Consumer	306,260	306,302	5,096	5,863	3.35%	3.84%
Total Loans	4,839,909	4,443,666	108,066	109,857	4.48%	4.93%
Total Earning Assets	5,762,655	5,729,358	116,325	119,921	4.05%	4.17%
LESS: Allowance for Loan Losses	98,854	101,460
Cash and due From Banks (Non-Interest Bearing)	88,808	32,644
Other Assets (7)	431,091	462,570
TOTAL AVERAGE ASSETS	$6,183,700	$6,123,112
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$517,291	$529,671	$532	$732	0.21%	0.28%
Money Market	2,020,871	1,873,025	4,283	5,602	0.43%	0.60%
Certificates of Deposit	882,885	1,056,952	4,523	6,617	1.03%	1.26%
Total Deposits	3,421,047	3,459,648	9,338	12,951	0.55%	0.75%
Junior Subordinated Debentures	179,355	192,938	3,443	3,797	3.80%	3.94%
FHLB Borrowings and Other	708,463	670,910	8,566	9,693	2.39%	2.87%
Total Interest-Bearing Liabilities	4,308,865	4,323,496	21,347	26,441	0.99%	1.23%
Noninterest Bearing Demand Deposits	1,175,414	1,135,483
Payables and Other Liabilities (7)	111,551	118,575
Total Average Liabilities	5,595,830	5,577,554
Redeemable Noncontrolling Interests	20,886	20,241
Average Shareholders' Equity	566,984	525,317
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,183,700	$6,123,112
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$94,978	$93,480
LESS: FTE Adjustment (5)			3,614	3,735
Net Interest Income (GAAP Basis)			$91,364	$89,745
Interest Rate Spread					3.06%	2.94%
Net Interest Margin					3.31%	3.25%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	June 30, 2012	March 31, 2012	June 30, 2011
LOAN DATA (8):
Commercial and Industrial Loans:
New England	$666,145	$572,091	$480,452
San Francisco Bay	66,586	74,100	60,065
Southern California	38,625	39,508	45,001
Pacific Northwest	47,014	41,462	34,326
Eliminations and other, net	—	—	(116)
Total Commercial and Industrial Loans	$818,370	$727,161	$619,728
Commercial Real Estate Loans:
New England	$663,038	$667,014	$625,328
San Francisco Bay	679,358	691,644	670,469
Southern California	335,924	282,407	170,496
Pacific Northwest	145,253	136,105	102,295
Total Commercial Real Estate Loans	$1,823,573	$1,777,170	$1,568,588
Construction and Land Loans:
New England	$108,874	$99,387	$78,149
San Francisco Bay	44,628	40,390	42,286
Southern California	7,492	5,899	3,215
Pacific Northwest	3,128	3,979	6,920
Total Construction and Land Loans	$164,122	$149,655	$130,570
Residential Mortgage Loans:
New England	$1,247,117	$1,246,700	$1,217,654
San Francisco Bay	392,340	335,753	321,110
Southern California	281,113	231,284	177,320
Pacific Northwest	71,117	65,411	51,587
Total Residential Mortgage Loans	$1,991,687	$1,879,148	$1,767,671
Home Equity Loans:
New England	$84,790	$85,388	$91,041
San Francisco Bay	41,557	43,064	52,132
Southern California	7,484	6,500	4,910
Pacific Northwest	2,727	4,006	5,445
Total Home Equity Loans	$136,558	$138,958	$153,528
Other Consumer Loans:
New England	$135,221	$152,190	$140,006
San Francisco Bay	11,992	11,787	14,330
Southern California	7,570	9,376	12,199
Pacific Northwest	1,338	1,472	1,180
Eliminations and other, net	697	2,131	2,640
Total Other Consumer Loans	$156,818	$176,956	$170,355
Total Loans
New England	$2,905,185	$2,822,770	$2,632,630
San Francisco Bay	1,236,461	1,196,738	1,160,392
Southern California	678,208	574,974	413,141
Pacific Northwest	270,577	252,435	201,753
Eliminations and other, net	697	2,131	2,524
Total Loans	$5,091,128	$4,849,048	$4,410,440

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	June 30, 2012	March 31, 2012	June 30, 2011
CREDIT QUALITY (8):
Special Mention Loans:
New England	$35,308	$53,929	$55,051
San Francisco Bay	31,508	40,655	68,262
Southern California	20,544	24,784	16,158
Pacific Northwest	5,573	8,925	17,029
Total Special Mention Loans	$92,933	$128,293	$156,500
Accruing Classified Loans (9):
New England	$50,343	$25,002	$17,213
San Francisco Bay	62,736	57,629	57,420
Southern California	20,098	19,374	25,145
Pacific Northwest	5,084	3,317	3,697
Total Accruing Classified Loans	$138,261	$105,322	$103,475
Nonaccruing Loans:
New England	$29,733	$34,629	$29,095
San Francisco Bay	28,350	28,721	31,753
Southern California	7,273	7,572	13,226
Pacific Northwest	2,001	1,744	5,868
Total Nonaccruing Loans	$67,357	$72,666	$79,942
Other Real Estate Owned:
New England	$191	$98	$1,498
San Francisco Bay	2,383	2,194	10,974
Southern California	—	1,114	345
Pacific Northwest	480	480	1,668
Total Other Real Estate Owned	$3,054	$3,886	$14,485
Loans 30-89 Days Past Due and Accruing:
New England (10)	$3,272	$5,304	$3,060
San Francisco Bay	7,270	10,824	2,304
Southern California	3,058	5,130	1,137
Pacific Northwest	565	99	—
Total Loans 30-89 Days Past Due and Accruing	$14,165	$21,357	$6,501
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(576)	$(341)	$(127)
San Francisco Bay	117	(1,980)	(2,036)
Southern California	(38)	(72)	3,552
Pacific Northwest	(51)	181	(739)
Total Net Loans (Charged-off)/ Recovered	$(548)	$(2,212)	$650
Loans (Charged-off)/ Recovered, Net for the Six Months Ended:
New England	$(917)		$(1,401)
San Francisco Bay	(1,863)		(13,325)
Southern California	(110)		4,638
Pacific Northwest	130		(733)
Total Net Loans (Charged-off)/ Recovered	$(2,760)		$(10,821)

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
In the second quarter of 2012, the Company completed the sale of its affiliate Davidson Trust Company. In 2009, the Company completed the sale of its affiliates Boston Private Value Investors, Sand Hill Advisors, RINET, Gibraltar, and Westfield Capital Management. Accordingly, prior period and current financial information related to the divested companies are included with discontinued operations.

(2)
When the Company has positive Net Income from Continuing Operations Attributable to the Common Shareholders, the Company adds additional shares to Basic Weighted Average Shares Outstanding to arrive at Diluted Weighted Average Shares Outstanding for the Diluted Earnings Per Share calculation to reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the Diluted Earning Per Share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, unexercised stock warrants, and unconverted Convertible Trust Preferred securities. The amount of shares that were anti-dilutive for the three and six months ended June 30, 2012 was 1.3 million in both periods. The amount of shares that were anti-dilutive for the three and six months ended June 30, 2011 were 1.7 million in both periods. The amount of shares that were anti-dilutive for the three months ended March 31, 2012 was 1.4 million. See Part II. Item 8. "Financial Statements and Supplementary Data - Note 1: Basis of Presentation and Summary of Significant Accounting Policies" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for additional information.

(3)
Adjustments to Net Income/(Loss) Attributable to the Company to arrive at Net Income/(Loss) Attributable to the Common Shareholders, as presented in these tables, include decrease/ (increase) in Noncontrolling Interests Redemption Value and Dividends on Participating Securities.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value; the Tangible Common Equity ("TCE") to Tangible Assets ("TA") ratio; the TCE to Risk Weighted Assets ratio; pre-tax, pre-provision earnings; and operating expenses excluding restructuring costs to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and the Non-GAAP TCE to Risk Weighted Assets ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude Goodwill and Intangible Assets, net and includes the difference between Redemption Value and value per ARB 51 for Redeemable Non-controlling Interests.

(In thousands, except per share data)	June 30, 2012	March 31, 2012	June 30, 2011
Total Balance Sheet Assets	$6,264,243	$6,148,562	$6,037,778
LESS: Goodwill and Intangible Assets, net *	(136,569)	(144,456)	(147,952)
Tangible Assets (non-GAAP)	6,127,674	6,004,106	5,889,826
Total Equity	575,622	561,541	538,970
LESS: Goodwill and Intangible Assets, net	(136,569)	(144,456)	(147,952)
ADD: Difference between Redemption Value of Non-controlling Interests and value under ARB 51	13,937	14,319	14,170
Total adjusting items	(122,632)	(130,137)	(133,782)
Tangible Common Equity (non-GAAP)	452,990	431,404	405,188
Total Equity/Total Assets	9.19%	9.13%	8.93%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.39%	7.19%	6.88%

Total Risk Weighted Assets **	4,589,718	4,410,389	3,965,672
Tangible Common Equity/Total Risk Weighted Assets (non-GAAP)	9.87%	9.78%	10.22%

End of Period Shares Outstanding	78,822	78,152	77,942
EOP Carlyle Common Convertible Shares	7,261	7,261	7,261
Common Equivalent Shares	86,084	85,413	85,203

Book Value Per Common Share	$6.57	$6.44	$6.17
Tangible Book Value Per Share (non-GAAP)	$5.26	$5.05	$4.76
*    For the TCE to TA ratio, Goodwill and Intangible Assets, net includes Goodwill and Intangible Assets of discontinued operations for March 31, 2012 and June 30, 2011, which are included on the consolidated balance sheet with Assets of Discontinued Operations.
**     Risk Weighted Assets for June 30, 2012 is presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

Reconciliations from the Company's GAAP net income attributable to the Company to Non-GAAP pre-tax, pre-provision earnings and from GAAP operating expenses to Non-GAAP operating expenses excluding restructuring costs are presented below:

(In Thousands)	June 30, 2012	March 31, 2012	June 30, 2011
Net income/(loss) attributable to the Company (GAAP)	$14,161	$9,505	$14,545
ADD BACK: Provision/ (credit) for loan losses	1,700	4,000	(2,190)
ADD BACK: Income tax expense/(benefit)	5,240	3,851	4,197
Pre-tax, pre-provision earnings (Non-GAAP)	$21,101	$17,356	$16,552

Total operating expense (GAAP)	$55,335	$55,627	$60,910
LESS: Restructuring expense	564	135	4,304
Total operating expenses (excluding restructuring costs) (Non-GAAP)	$54,771	$55,492	$56,606

(5)	Interest Income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(6)	Includes Loans Held for Sale and Nonaccrual Loans.

(7)	Assets and liabilities of discontinued operations are included in other assets and other liabilities in the average balance sheet presentation.

(8)
The concentration of the Private Banking loan data and credit quality is based on the location of the lender's regional offices. Net loans from the Holding Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(9)
Accruing classified loans include loans that are classified as substandard but are still accruing interest income. The Bank may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(10)
In addition to loans 30-89 days past due and accruing, at June 30, 2012 and March 31, 2012, the Company had two loans totaling less than $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. There were no loans more than 90 days past due and still on accrual status at June 30, 2011.